UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 17, 2024

GM Financial Consumer Automobile Receivables Trust 2024-1

(Exact name of registrant as specified in its charter)

AFS SenSub Corp.

(Exact name of depositor as specified in its charter)

AmeriCredit Financial Services, Inc.

(Exact name of sponsor as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-249515-13 (Commission File Number)	93-6910245 (I.R.S. Employer Identification No.)

c/o AmeriCredit Financial Services, Inc. Attention: Frank E. Brown III, Esq. 801 Cherry Street, Suite 3500 Fort Worth, Texas (Address of Principal Executive Offices)		76102 (Zip Code)

Registrant’s telephone number including area code - (817) 302-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

AFS SenSub Corp. (“AFS SenSub”), as depositor, and AmeriCredit Financial Services, Inc. d/b/a GM Financial (“GM Financial”), as sponsor, have caused a newly formed issuing entity, GM Financial Consumer Automobile Receivables Trust 2024-1 (the “Issuing Entity”), to issue $287,210,000 Class A-1 5.529% Asset Backed Notes (the “Class A-1 Notes”), $390,000,000 Class A-2-A 5.12% Asset Backed Notes (the “Class A-2-A Notes”), $189,600,000 Floating Rate Asset Backed Notes (the “Class A-2-B Notes”), $521,040,000 Class A-3 4.85% Asset Backed Notes (the “Class A-3 Notes”), $87,540,000 Class A-4 4.86% Asset Backed Notes (the “Class A-4 Notes”), $25,070,000 Class B 5.16% Asset Backed Notes (the “Class B Notes” and together with the Class A-1 Notes, the Class A-2-A Notes, the Class A-2-B Notes, the Class A-3 Notes and the Class A-4 Notes, the “Publicly Offered Notes”), $23,500,000 Class C 5.26% Asset Backed Notes (the “Class C Notes”) and $19,600,000 Class D 0.00% Asset Backed Notes (the “Class D Notes” and together with the Class C Notes and the Publicly Offered Notes, the “Notes”), and an Asset Backed Certificate (the “Certificate”), on January 17, 2024 (the “Closing Date”). The Publicly Offered Notes will be registered under the Registration Statement. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements to be executed in connection with the issuance of the Publicly Offered Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Notes evidence indebtedness of the Issuing Entity, the assets of which consist primarily of “prime” automobile loan contracts (the “Receivables”) secured by new and used automobiles, light duty trucks and utility vehicles. The Publicly Offered Notes will be sold to Barclays Capital Inc. (“Barclays” or the “Representative”), Deutsche Bank Securities Inc., MUFG Securities Americas Inc., RBC Capital Markets, LLC, Scotia Capital (USA) Inc., Lloyds Securities Inc., Loop Capital Markets LLC, SG Americas Securities, LLC and SMBC Nikko Securities America, Inc., pursuant to the Underwriting Agreement attached hereto as Exhibit 1.1, dated as of January 9, 2024 (the “Underwriting Agreement”), among GM Financial, AFS SenSub and the Representative.

Item 8.01.	Other Events.

The Issuing Entity was formed, and the Certificate was issued, pursuant to the Trust Agreement, attached hereto as Exhibit 4.2, dated as of November 28, 2023, as amended and restated as of January 17, 2024 (the “Trust Agreement”), between AFS SenSub and Wilmington Trust Company (“WTC”), as Owner Trustee. The Notes were issued pursuant to the Indenture, attached hereto as Exhibit 4.1, dated as of January 17, 2024 (the “Indenture”), between the Issuing Entity and Citibank, N.A. (“Citibank”), as Trustee and Trust Collateral Agent.

AFS SenSub purchased the Receivables from GM Financial pursuant to the Purchase Agreement, attached hereto as Exhibit 10.1, dated as of January 17, 2024 (the “Purchase Agreement”), between GM Financial and AFS SenSub. The Issuing Entity purchased the Receivables from AFS SenSub pursuant to the Sale and Servicing Agreement, attached hereto as Exhibit 4.3, dated as of January 17, 2024 (the “Sale and Servicing Agreement”), among the Issuing Entity, AFS SenSub, GM Financial and Citibank, as Trust Collateral Agent.

GM Financial, as Servicer, has agreed to perform servicing duties with regard to the Receivables pursuant to the Sale and Servicing Agreement and has also agreed to serve as custodian of the Receivables pursuant to the Sale and Servicing Agreement.

The Issuing Entity has engaged Clayton Fixed Income Services LLC (“Clayton”) as Asset Representations Reviewer pursuant to the Asset Representations Review Agreement, attached hereto as Exhibit 10.6, dated as of January 17, 2024 (the “Asset Representations Review Agreement”), among the Issuing Entity, GM Financial, as Servicer, and Clayton, as Asset Representations Reviewer. The Asset Representations Reviewer has agreed to perform reviews of certain Receivables for compliance with the representations and warranties made by GM Financial and AFS SenSub about the Receivables.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

1.1       Underwriting Agreement, dated as of January  9, 2024, among GM Financial, as Sponsor, AFS SenSub, as Seller, and the Representative (see Exhibit 1.1 to Form 8-K filed on January 11, 2024, in connection with Registration Statement Nos. 333-249515 and 333-249515-13, which is incorporated by reference herein).

4.1      Indenture, dated as of January  17, 2024, between the Issuing Entity and Citibank, as Trustee and Trust Collateral Agent.

4.2       Amended and Restated Trust Agreement, dated as of January 17, 2024, between AFS SenSub and WTC, as Owner Trustee.

4.3      Sale and Servicing Agreement, dated as of January  17, 2024, among the Issuing Entity, GM Financial, as Servicer, AFS SenSub and Citibank, as Trust Collateral Agent.

5.1       Opinion of Katten Muchin Rosenman LLP with respect to validity (see Exhibit 5.1 to Form 8-K filed on January  17, 2024, in connection with Registration Statement Nos. 333-249515 and 333-249515-13, which is incorporated by reference herein).

8.1       Opinion of Katten Muchin Rosenman LLP with respect to tax matters (see Exhibit 8.1 to Form 8-K filed on January  17, 2024, in connection with Registration Statement Nos. 333-249515 and 333-249515-13, which is incorporated by reference herein).

10.1      Purchase Agreement, dated as of January  17, 2024, between GM Financial, as Seller, and AFS SenSub, as Purchaser.

10.6       Asset Representations Review Agreement, dated January 17, 2024, among the Issuing Entity, GM Financial, as Servicer, and Clayton, as Asset Representations Reviewer.

10.7       Second Amended and Restated Servicing Agreement, dated as of January  1, 2006, between AmeriCredit Financial Services, Inc. and General Motors Financial of Canada, Ltd. (see Exhibit 10.3 to Form SF-3 filed on October 16, 2020, in connection with Registration Statement No. 333-249515, which is incorporated by reference herein).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GM FINANCIAL CONSUMER AUTOMOBILE RECEIVABLES TRUST 2024-1

By: AmeriCredit Financial Services, Inc. d/b/a GM Financial, as Servicer

By: /s/ Frank E. Brown III
Name:	Frank E. Brown III
Title:	Senior Vice President, Corporate Counsel and Secretary

Dated: January 22, 2024

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